Exhibit 10.2


                    AMENDMENT No. 1 dated as of June 30, 2003 this "Amendment")
               to the Credit Agreement dated as of December 16, 2002
               (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among DENNY'S, INC., a California corporation, DENNY'S REALTY, INC., a Delaware corporation (each of the foregoing, individually, a "Borrower" and, jointly and severally, and collectively, the "Borrowers"), DENNY'S CORPORATION, a Delaware corporation ("Parent"), DENNY'S HOLDINGS, INC., a New York corporation ("Denny's Holdings"), DFO, INC., a Delaware corporation ("DFO"), the financial institutions party to the Credit Agreement as Lenders (the "Lenders"), JPMORGAN CHASE BANK, as Issuing Bank, Administrative Agent and Collateral Agent, and FOOTHILL CAPITAL CORPORATION, as Syndication Agent.

          A. The Borrowers have requested that the Lenders agree to amend certain provisions of the Credit Agreement as set forth herein.

          B. The Lenders are willing so to amend the Credit Agreement pursuant to the terms and subject to the conditions set forth herein.

          C. Capitalized terms used and not otherwise defined herein shall have the meanings assigned thereto in the Credit Agreement, as amended hereby.

          SECTION 1. Amendment to Section 6.01. Section 6.01(j) of the Credit Agreement is hereby amended by restating clause (E) of such Section in its entirety as follows:

     (E) the proceeds of such Indebtedness are applied contemporaneously with such incurrence solely (x) to repurchase Old Senior Notes in a principal amount that is greater than the principal amount of such Indebtedness, (y) to repay Loans (with or without a concurrent reduction in the Commitments) or (z) for other general corporate purposes,

          SECTION 2.  Amendment to Section 6.11.  The table set forth in Section
6.11 of the Credit Agreement is hereby amended and restated in its entirety as follows:

                     Date                           Ratio
                     ----                           -----

                March 31, 2003                   6.25 to 1.00
                June 30, 2003                    6.50 to 1.00
                September 30, 2003               7.15 to 1.00
                December 31, 2003                7.10 to 1.00
                March 31, 2004                   7.30 to 1.00
                June 30, 2004                    6.75 to 1.00
                September 30, 2004               6.70 to 1.00

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                                                                              2

          SECTION 3.  Amendment to Section 6.12.  The table set forth in Section
6.12 of the Credit Agreement is hereby amended and restated in its entirety as follows:

                     Date                            Ratio
                     ----                            -----

                March 31, 2003                   1.50 to 1.00
                June 30, 2003                    1.50 to 1.00
                September 30, 2003               1.60 to 1.00
                December 31, 2003                1.60 to 1.00
                March 31, 2004                   1.75 to 1.00
                June 30, 2004                    1.65 to 1.00
                September 30, 2004               1.65 to 1.00

          SECTION 4.  Amendment to Section 6.13.  The table set forth in Section
6.13 of the Credit Agreement is hereby amended and restated in its entirety as follows:

                     Date                            Amount
                     ----                            ------

                March 31, 2003                    $105,000,000
                June 30, 2003                     $ 97,500,000
                September 30, 2003                $ 90,000,000
                December 31, 2003                 $ 90,000,000
                March 31, 2004                    $ 90,000,000
                June 30, 2004                     $ 97,500,000
                September 30, 2004                $100,000,000


          SECTION 5.  Amendment to Section 6.14.  The table set forth in Section
6.14 of the Credit Agreement is hereby amended and restated in its entirety as follows:

                     Date                             Ratio
                     ----                             -----

                March 31, 2003                     1.25 to 1.00
                June 30, 2003                      1.20 to 1.00
                September 30, 2003                 1.15 to 1.00
                December 31, 2003                  1.15 to 1.00
                March 31, 2004                     1.15 to 1.00
                June 30, 2004                      1.20 to 1.00
                September 30, 2004                 1.20 to 1.00

          SECTION 6. Appointment of New Independent Public Accountant. The Required Lenders consent to the appointment of KPMG LLP as independent public accountant of Parent and the Subsidiaries.

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                                                                              3

          SECTION 7. Representations and Warranties. Each of Parent, Denny's Holdings, the Borrowers and DFO represents and warrants to the Administrative Agent, the Collateral Agent, the Issuing Bank and each of the Lenders that:

     (a) This Amendment has been duly authorized, executed and delivered by it and constitutes a legal, valid and binding obligation of such party hereto, enforceable against it in accordance with its terms.

     (b) After giving effect to this Amendment, the representations and warranties set forth in Article III of the Credit Agreement are true and correct in all material respects on and as of the date hereof with the same effect as if made on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date.

     (c) After giving effect to this Amendment, no Event of Default or Default has occurred and is continuing.

          SECTION 8. Amendment Fee. In consideration of the agreements of the Lenders contained in this Amendment, the Borrowers agree to pay the Administrative Agent, for the account of the Lenders (the "Approving Lenders") that deliver executed counterparts of this Amendment prior to 12:00 pm (noon), New York City time, on July 28, 2003, an aggregate amendment fee (the "Amendment Fee") equal to .6875% of the amount of the Total Commitments. Each Approving Lender shall receive a portion of the Amendment Fee equal to the product of
(a) the Amendment Fee multiplied by (b) the quotient obtained by dividing
(i) the Commitments of such Approving Lender by (ii) the Commitments of all Approving Lenders.

          SECTION 9. Conditions to Effectiveness. This Amendment shall become effective as of June 30, 2003, when (a) the Administrative Agent shall have received (i) counterparts of this Amendment that, when taken together, bear the signatures of the Borrowers, Parent, Denny's Holdings, DFO and the Required Lenders and (ii) the amount of the Amendment Fee, (b) the representations and warranties set forth in Section 7 hereof are true and correct and (c) all fees and expenses required to be paid or reimbursed by the Borrowers pursuant hereto, the Credit Agreement or otherwise, including all invoiced fees and expenses of counsel to the Administrative Agent, shall have been paid or reimbursed, as applicable.

          SECTION 10. Credit Agreement. Except as specifically amended hereby, the Credit Agreement shall continue in full force and effect in accordance with the provisions thereof as in existence on the date hereof. After the date hereof, any reference to the Credit Agreement shall mean the Credit Agreement as amended hereby. This Amendment shall be a Loan Document for all purposes.

          SECTION 11. Applicable Law. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

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                                                                              4

          SECTION 12. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one agreement. Delivery of an executed signature page to this Amendment by facsimile transmission shall be effective as delivery of a manually signed counterpart of this Amendment.

          SECTION 13. Expenses. The Borrowers agree to reimburse the Administrative Agent for its out-of-pocket expenses in connection with this Amendment, including the reasonable fees, charges and disbursements of Cravath, Swaine & Moore LLP, counsel for the Administrative Agent.

          SECTION 14. Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first written above.

                                       DENNY'S, INC.,
                                         by  /s/ Kenneth E. Jones
                                             --------------------
                                             Name:  Kenneth E. Jones
                                             Title: Vice President and Treasurer


                                       DENNY'S REALTY, INC.,
                                         by  /s/ Kenneth E. Jones
                                             --------------------
                                             Name:  Kenneth E. Jones
                                             Title: Vice President and Treasurer


                                      DENNY'S CORPORATION,
                                        by  /s/ Kenneth E. Jones
                                            --------------------
                                            Name:  Kenneth E. Jones
                                            Title: Vice President and Treasurer


                                      DENNY'S HOLDINGS, INC.,
                                        by  /s/ James H. Allyn
                                            ------------------
                                            Name:  James H. Allyn
                                            Title: Secretary


                                      DFO, INC.,
                                       by  /s/ Kenneth E. Jones
                                           --------------------
                                            Name:  Kenneth E. Jones
                                            Title: Vice President and Treasurer


                                      JPMORGAN CHASE BANK, individually and as
                                      Administrative Agent, Collateral Agent
                                      and Issuing Bank,
                                        by  /s/ Barry K. Bergman
                                            --------------------
                                            Name:  Barry K. Bergman
                                            Title: Vice President

                                                               SIGNATURE PAGE TO
                                                           AMENDMENT DATED AS OF
                                                                   July 28, 2003





To Approve the Amendment:



Name of Institution                   CIT GROUP/BUSINESS CREDIT, INC.
                                        by /s/ Deborah Rogut
                                           -----------------
                                           Name:  Deborah Rogut
                                           Title: Vice President


Name of Institution                   FARALLON DINING INVESTORS
                                        by  /s/ Derek Schrier
                                            -----------------
                                            Name:  Derek Schrier
                                            Title: Managing Member


Name of Institution                   FORTRESS CREDIT OPPORTUNITIES I LP
                                        by  /s/ Marc K. Furstein
                                            --------------------
                                            Name:  Marc K. Furstein
                                            Title: Chief Operating Officer


Name of Institution                   TRANSAMERICA BUSINESS CAPITAL CORPORATION
                                        by  /s/ Stephen K. Goetschius
                                            -------------------------
                                            Name:  Stephen K. Goetschius
                                            Title: Senior Vice President


Name of Institution                   WELLS FARGO FOOTHILL, INC.
                                      (FKA FOOTHILL CAPITAL CORP.)
                                        by  /s/ Jim Farmer
                                            --------------
                                            Name:  Jim Farmer
                                            Title: Vice President


Name of Institution                   FOOTHILL GROUP INC.
                                        by  /s/ Sean T. Dixon
                                            -----------------
                                            Name:  Sean T. Dixon
                                            Title: Vice President